SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 4, 2004

PROVIDE COMMERCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50510	84-1450019
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5005 Wateridge Vista Drive, San Diego, California 92121

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 638-4900

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events

On August 4, 2004, we promoted Mark Sottosanti to the position of Senior Vice President, Planning & Logistics. Mr. Sottosanti was previously our Vice President, Planning & Logistics. In connection with Mr. Sottosanti’s promotion, our Board of Directors deemed Mr. Sottosanti to be an “officer” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

On June 15, 2004, Mr. Sottosanti entered into a stock selling plan, intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, under which up to 30,000 shares of our common stock could be sold. Mr. Sottosanti has informed us that any sales pursuant to this plan will comply with Rule 144. Mr. Sottosanti has represented to us that he had no knowledge of any material nonpublic information regarding the company when he adopted the plan. Any actual sales under the plan will be publicly disclosed under Rule 16a-3.

Item 7. Exhibits

99.1	Form of Sales Plan for Mark Sottosanti.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDE COMMERCE, INC.

By:	/s/ Rex E. Bosen
Rex E. Bosen
Vice President Finance and Accounting & Corporate Treasurer

Date: August 12, 2004

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EXHIBIT INDEX

Exhibit	Description
99.1	Form of Sales Plan for Mark Sottosanti.

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